Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

(collectively, the “Funds”)

Supplement dated October 29, 2008

to the Money Market Funds

Institutional Prospectus and

Class A and C Shares Prospectuses

dated September 30, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On October 1, 2008, the Board of Directors of PNC Funds, Inc. approved the participation by Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program only provides a guarantee to shareholders of these Funds as of September 19, 2008. Any shares held by investors in the Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event any Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Shareholders with shares in the funds as of September 19, 2008 may have their number of shares fluctuate during the Program period, and will be guaranteed for either the number of shares held as of the close of business on September 19, 2008, or the number of shares at liquidation, whichever is less. Shares acquired by investors after September 19, 2008 are not guaranteed under the Program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Funds separately will consider whether to continue to participate.

For more information about the Program, visit the U.S. Department of the Treasury website at http://www.treas.gov/offices/domestic-finance/key-initiatives/money-market-fund.shtml

You may find answers to any questions you may have regarding the Funds’ participation in the Program by calling 1-800-551-2145. You also may find additional information about the Fund, or generally, by visiting www.PNCfunds.com.